UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

May 10, 2012

Date of Report

(Date of earliest event reported)

AIR LEASE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35121	27-1840403
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Avenue of the Stars, Suite 1000N Los Angeles, California	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 553-0555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                                          Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to Air Lease Corporation’s (the “Company’s”) stockholders at the 2012 Annual Meeting of Stockholders held on May 10, 2012:

1)  The election of nine directors to hold office until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified.

2)  The ratification of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2012.

3) The advisory approval of 2011 compensation awarded to named executive officers.

4)  An advisory vote on the frequency of future stockholder advisory votes regarding compensation awarded to named executive officers.

Holders of our Class A Common Stock are entitled to one vote per share on all matters submitted to a vote of stockholders. The number of votes cast for and against, and the number of abstentions and broker non-votes with respect to, each matter are set forth below:

Election of Directors

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
John G. Danhakl	75,457,520	195,289	67,466	9,952,344
Matthew J. Hart	75,587,463	65,446	67,366	9,952,344
Robert A. Milton	74,684,200	968,784	67,291	9,952,344
John L. Plueger	75,605,111	47,373	67,791	9,952,344
Antony P. Ressler	75,534,195	118,614	67,466	9,952,344
Wilbur L. Ross, Jr.	60,281,699	15,370,610	67,966	9,952,344
Ian M. Saines	75,608,627	44,182	67,466	9,952,344
Dr. Ronald D. Sugar	75,449,826	202,059	68,390	9,952,344
Steven F. Udvar-Házy	75,097,340	555,744	67,191	9,952,344

The nine nominees were elected to the Board of Directors and will serve as directors until our next annual meeting or until their respective successors are elected and qualified.

Ratification of KPMG LLP as Air Lease Corporation’s Independent Registered Public Accounting Firm

The results of the voting were 85,646,404 for, 16,785 against and 9,430 abstentions. There were no broker non-votes on this matter. The appointment of KPMG LLP was ratified.

Advisory Approval of 2011 Compensation Awarded to Named Executive Officers

The results of the voting were 74,417,026 for, 238,740 against, 1,064,509 abstentions and 9,952,344 broker non-votes. The 2011 compensation awarded to Air Lease Corporation’s named executive officers was approved on an advisory basis.

Advisory Vote on the Frequency of Future Stockholder Advisory Votes Regarding Compensation Awarded to Named Executive Officers

The results of the voting were 33,258,935 for every one year, 33,205 for every two years, 41,409,515 for every three years, 1,018,620 abstentions and 9,952,344 broker non-votes. The frequency that received the highest number of votes (three years) was deemed to be the frequency selected by our stockholders.

Notwithstanding the majority of votes in favor of holding the advisory vote on named executive officer compensation every three years, the Board of Directors has decided to hold the advisory vote every year in response to the significant number of shares voted in favor of an annual vote and a desire to adopt what is now perceived to be a governance best practice.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR LEASE CORPORATION

Date: May 16, 2012	/s/ Grant A. Levy
Grant A. Levy
Executive Vice President, General Counsel and Secretary